Exhibit 99.1

SIXTH AMENDMENT AND CONSENT TO CREDIT AGREEMENT

SIXTH AMENDMENT AND CONSENT TO CREDIT AGREEMENT (this “Sixth Amendment”), dated as of January 25, 2006, among EXIDE TECHNOLOGIES, a Delaware corporation (the “U.S. Borrower”), EXIDE GLOBAL HOLDING NETHERLANDS C.V., a limited partnership organized under the laws of The Netherlands (the “European Borrower”, and together with the U.S. Borrower, the “Borrowers”), the Lenders party hereto and DEUTSCHE BANK AG NEW YORK BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”). Unless otherwise indicated, all capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement referred to below.

W I T N E S S E T H :

WHEREAS, the Borrowers, the Lenders and the Administrative Agent are parties to a Credit Agreement, dated as of May 5, 2004 (as amended, restated, modified and/or supplemented to, but not including, the date hereof, the “Credit Agreement”); and

WHEREAS, subject to the terms, conditions and agreements herein set forth, the parties hereto have agreed to amend the Credit Agreement and the Lenders wish to grant certain consents to the Credit Agreement, in each case as herein provided;

NOW, THEREFORE, it is agreed:

I. Amendments and Consents to Credit Agreement.

1. Section 1.01(a) of the Credit Agreement is hereby amended by deleting said Section in its entirety and inserting the following new Section 1.01(a) in lieu thereof:

“(a) U.S. Borrower Term Loans. Subject to and upon the terms and conditions set forth herein, (x) each Lender with a U.S. Borrower Term Loan Commitment on the Initial Borrowing Date severally agrees to make a term loan (each, together with any term loan made pursuant to succeeding clause (y), a “U.S. Borrower Term Loan” and, collectively, the “U.S. Borrower Term Loans”) to the U.S. Borrower on such date and (y) each Lender with a U.S. Borrower Term Loan Commitment on the Sixth Amendment Subsequent Effective Date severally agrees to make a U.S. Borrower Term Loan to the U.S. Borrower on such date, which U.S. Borrower Term Loans:

(i) shall be incurred by the U.S. Borrower pursuant to two drawings, the first of which shall be on the Initial Borrowing Date and the second of which shall be on the Sixth Amendment Subsequent Effective Date, in each case for the purposes described in Sections 7.05(a) and (b);

(ii) shall be denominated in Dollars;

(iii) except as hereafter provided, shall, at the option of the U.S. Borrower, be incurred and maintained as, and/or converted into, Base Rate Loans or Eurodollar Loans, provided that (A) except as otherwise specifically provided in Section 1.10(b), all U.S. Borrower Term Loans made as part of the same Borrowing shall at all times consist of U.S. Borrower Term Loans of the same Type and (B) unless the Administrative Agent has determined that the Syndication Date has occurred (at which time this clause (B) shall no longer be applicable), prior to the 60th day after the Initial Borrowing Rate, Euro Rate Loans shall be restricted to one month Interest Periods (or such shorter periods as may be required by the Administrative Agent) at all times, with the first such Interest Period for Eurodollar Loans to begin not sooner than 7 Business Days after the Initial Borrowing Date and with any subsequent Interest Periods for each Tranche to begin on the last day of the prior Interest Period theretofore in effect for such Tranche;

(iv) shall be made by each Lender in that initial aggregate principal amount as is equal to (x) in the case of U.S. Borrower Term Loans made on the Initial Borrowing Date, the U.S. Borrower Term Loan Commitment of such Lender on the Initial Borrowing Date (before giving effect to the termination thereof on such date pursuant to Section 3.03(b)) and (y) in the case of U.S. Borrower Term Loans made on the Sixth Amendment Subsequent Effective Date, the U.S. Borrower Term Loan Commitment of such Lender on such date as shown in Schedule I to the Sixth Amendment (before giving effective to the termination thereof on such date, but giving effect to any assignments affected in accordance with this Agreement on or prior to such date); and

(v) notwithstanding anything to the contrary contained elsewhere in this Agreement, the principal amount of U.S. Borrower Term Loans made on the Sixth Amendment Subsequent Effective Date shall be proportionally added to the then outstanding Borrowings of U.S. Borrower Term Loans, with the effect being that, after giving effect to the Borrowings of U.S. Borrower Term Loans on the Sixth Amendment Subsequent Effective Date, each Lender with outstanding U.S. Borrower Term Loans shall participate in each Borrowing on a pro rata basis.

Once repaid, U.S. Borrower Term Loans incurred hereunder may not be reborrowed.”.

2. In connection with the incurrence of U.S. Borrower Term Loans on the Sixth Amendment Subsequent Effective Date, the Lenders and the U.S. Borrower acknowledge and agree that the effect of clause (v) of Section 1.01(a) of the Credit Agreement shall be to cause new Eurodollar Loans to be added to, and made part of, theretofore outstanding Borrowings of Eurodollar Loans, which may be required to be made during an existing Interest Period, and that as a result thereof Lenders making U.S. Borrower Term Loans may not be able to fund their portions of such Eurodollar Loans on the basis of the relevant Eurodollar Rate then applicable to such Borrowings. Accordingly, the U.S. Borrower agrees to compensate each Lender which makes U.S. Term Loans on the Sixth Amendment Subsequent Effective Date for any increased amounts incurred by it as a result of the requirement that it fund U.S. Borrower Term Loans on the Sixth Amendment Subsequent Effective Date during existing Interest Periods, including such amounts which result from increases in the “Eurodollar Rate” (with necessary reference changes for changed dates) after the time such rate was set for the relevant Interest Period. All determinations by any Lender pursuant to this Section 2 shall be conclusive and binding on all parties hereto, absent manifest error.

3. Section 1.08(e) of the Credit Agreement is hereby amended by inserting the text “the greater of (x) 2% per annum in excess of the rate otherwise applicable to U.S. Borrower Term Loans which are maintained as Base Rate Loans and (y)” immediately following the text “, equal to” appearing in each of clauses (1) and (2) of said Section.

4. Section 3.01(e) of the Credit Agreement is hereby amended by deleting said Section in its entirety and inserting the following new Section 3.01(e) in lieu thereof:

“(e) (I) All voluntary prepayments of principal of U.S. Borrower Term Loans or European Borrower Term Loans (other than any such voluntary prepayments made with (x) internally generated funds or (y) the Net Sales Proceeds retained by either Borrower pursuant to Section 4.02(c)), (II) all mandatory prepayments of principal of U.S. Borrower Term Loans and European Borrower Term Loans required pursuant to Section 4.02(c) other than any such mandatory prepayment required in connection with any Asset Sale made pursuant to clause (v) or (xvi) of Section 9.02 or of the European Borrower and its Subsidiaries, (III) all mandatory prepayments of principal of U.S. Borrower Term Loans and European Borrower Term Loans required pursuant to Section 4.02(d) (except as expressly otherwise provided in the last proviso thereto), (IV) all mandatory prepayments of principal of U.S. Borrower Term Loans and European Borrower Term Loans required pursuant to Section 4.02(g)(iii), (V) any refinancing of all Indebtedness outstanding under the Credit Agreement and (VI) any declaration pursuant to clause (i) and/or (ii) of the paragraph appearing at the end of Section 10A, in each case prior to January 1, 2009, will be subject to payment to the Administrative Agent, for the ratable account of (x) in the case of preceding clauses (I), (II), (III) and (IV), each Lender whose Term Loans are being prepaid (based on the relative principal amounts being repaid, taking the Dollar Equivalent of any amounts in Euros) and (y) in the case of preceding clauses (V) and (VI), each Lender with outstanding U.S. Borrower Term Loans and/or European Borrower Term Loans on a pro rata basis (based on the aggregate principal amount (taking the Dollar Equivalent of any amounts in Euros) of such Lenders’ outstanding U.S. Borrower Term Loans and/or European Borrower Term Loans immediately before any such refinancing or at the time of any such declaration, as the case may be) and each Lender with a Multicurrency Facility Revolving Loan Commitment on the basis of such Lender’s Multicurrency Facility RL Percentage of the sum, immediately before any such refinancing or at the time of any such declaration, as the case may be, of (i) the aggregate principal amount of all outstanding Multicurrency Facility Revolving Loans and (ii) the Stated Amount of all outstanding Letters of Credit, of a fee (payable in U.S. Dollars) in an amount equal to (A) in the case of any such prepayment, refinancing and/or declaration made before January 1, 2008, 2.0%, (B) in the case of any such prepayment, refinancing and/or declaration made on or after January 1, 2008 but before the third anniversary of the Fourth Amendment Effective Date, 1.0%, and (C) in the case of any such prepayment, refinancing and/or declaration made on or after the third anniversary of the Fourth Amendment Effective Date but before January 1, 2009, 0.5%, of (x) in the case of preceding clauses (I), (II), (III) and (IV), the aggregate principal amount (taking the Dollar Equivalent of any amounts denominated in Euros) of such prepayment and (y) in the case of preceding clauses (V) and (VI), the sum, immediately before any such refinancing or at the time of any such declaration, as the case may be, of (i) the aggregate principal amount (taking the Dollar Equivalent of any amounts denominated in Euros) of all outstanding U.S. Borrower Term Loans, European Borrower Term Loans and Multicurrency Facility Revolving Loans plus (ii) the Stated Amount of all issued and outstanding Letters of Credit. Such prepayment fees shall be due and payable (x) in the case clauses (I), (II), (III), (IV) and (V) of the immediately preceding sentence, upon the date of any such prepayment or refinancing and (y) in the case of clause (VI) of the immediately preceding sentence, upon the incurrence of any debtor-in-possession or other similar financing by any Borrower or upon any Borrower’s exit from any proceeding under the Bankruptcy Code (or any proceeding under any reorganization, arrangement, adjustment of debt, relief or debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction) resulting from any such declaration.”.

5. Sections 3.03(a) and (b) of the Credit Agreement are each hereby amended by inserting the text “; provided that, notwithstanding the foregoing, the portion of the U.S. Borrower Term Loan Commitments effected pursuant to the Sixth Amendment shall terminate in its entirety on the Sixth Amendment Subsequent Effective Date (after giving effect to the making of U.S. Borrower Term Loans on such date)” immediately preceding the period at the end of said Sections.

6. Section 4.01(vii) and Sections 4.02(c), (d) and (g) of the Credit Agreement are each hereby amended by deleting each instance of the text “the Fourth Amendment Effective Date” appearing in said Sections and inserting the text “January 1, 2009” in lieu thereof.

7. Section 4.02(b)(i) is hereby amended by deleting the table appearing in said Section in its entirety and inserting the following new text in lieu thereof:

“U.S. Borrower Term Loan
Scheduled Repayment Date	Amount
March 31, 2006	$0
June 30, 2006	$0
September 30, 2006	$0
December 31, 2006	$0
March 31, 2007	$0
June 30, 2007	$0
September 30, 2007	$0
December 31, 2007	$0
March 31, 2008	$0
June 30, 2008	$0
September 30, 2008	$0
December 31, 2008	$0
March 31, 2009	$0
June 30, 2009	$0
September 30, 2009	$0
December 31, 2009	$0
Term Loan Maturity Date	$85,216,984.00

Notwithstanding anything to the contrary contained above, on the Sixth Amendment Subsequent Effective Date the amount of the Scheduled Repayment of U.S. Borrower Term Loans to be made on the Term Loan Maturity Date shall be increased by the aggregate principal amount of U.S. Borrower Term Loans made on the Sixth Amendment Subsequent Effective Date.”.

8. Section 4.02(b)(ii) is hereby amended by deleting the table appearing in said Section in its entirety and inserting the following new table in lieu thereof:

“European Borrower Dollar Term Loan
Scheduled Repayment Date	Amount
March 31, 2006	$0

June 30, 2006	$0

September 30, 2006	$0

December 31, 2006	$0

March 31, 2007	$0

June 30, 2007	$0

September 30, 2007	$0

December 31, 2007	$0

March 31, 2008	$0

June 30, 2008	$0

September 30, 2008	$0

December 31, 2008	$0

March 31, 2009	$0

June 30, 2009	$0

September 30, 2009	$0

December 31, 2009	$0

Term Loan Maturity Date	$85,129,228.32”.

9. Section 4.02(b)(iii) is hereby amended by deleting the table appearing in said Section in its entirety and inserting the following new table in lieu thereof:

“European Borrower Euro Term Loan
Scheduled Repayment Date	Amount
March 31, 2006	€0

June 30, 2006	€0

September 30, 2006	€0

December 31, 2006	€0

March 31, 2007	€0

June 30, 2007	€0

September 30, 2007	€0

December 31, 2007	€0

March 31, 2008	€0

June 30, 2008	€0

September 30, 2008	€0

December 31, 2008	€0

March 31, 2009	€0

June 30, 2009	€0

September 30, 2009	€0

December 31, 2009	€0

Term Loan Maturity Date	€63,984,042.48”.

10. Section 4.02(c) of the Credit Agreement is hereby amended by (i) inserting the text “(I) an aggregate amount not to exceed $30,000,000 of Net Sale Proceeds received by the U.S. Borrower or any of its Subsidiaries from any Asset Sale pursuant to Section 9.02(xix) and (II)” immediately following the text “(y) with respect to up to” appearing in the first proviso to the first sentence of said Section, (ii) inserting the text “, to immediately preceding clause (I)” immediately preceding the text “and to clause (x) of this proviso” appearing in the first proviso to the first sentence of said Section, (iii) inserting the text “excluding an aggregate amount not to exceed $30,000,000 of Net Sale Proceeds received by the U.S. Borrower or any of its Subsidiaries from any Asset Sale pursuant to Section 9.02(xix),” immediately following the text “(xviii) of Section 9.02,” appearing in clause (A)(x) of the second proviso to the first sentence of said Section and (iv) inserting the text “since the last payment made pursuant to this sentence” immediately preceding the text “equals or exceeds $5,000,000” appearing in the second sentence of said Section.

11. Section 4.02 (d) of the Credit Agreement is hereby amended by deleting said Section in its entirety and inserting the following new Section 4.02(d) in lieu thereof:

“(d) In addition to any other mandatory repayments or commitment reductions pursuant to this Section 4.02, on each date on or after the Effective Date on which (x) the U.S. Borrower or any of its Subsidiaries receives any cash proceeds from any incurrence of Indebtedness (other than Indebtedness permitted to be incurred pursuant to Section 9.04 as in effect on the Effective Date) or (y) exercises the Cure Right, an amount equal to (x) 100% of the Net Cash Proceeds of the respective incurrence of Indebtedness or (y) the Cure Amount received in connection with such exercise of the Cure Right, respectively, shall be applied as a mandatory repayment and/or commitment reduction in accordance with the requirements of Sections 4.02(h) and (i). Notwithstanding anything to the contrary contained above in this Section 4.02(d), the Net Cash Proceeds from any issuance of New Senior Notes shall be applied as follows: (i) the first $250,000,000 of such Net Cash Proceeds shall be applied as a mandatory repayment and/or commitment reduction in accordance with the requirements of Section 4.02(h) and (i); (ii) the next $150,000,000 of such Net Cash Proceeds shall not be required to be applied as otherwise required by Section 4.02(d) (and may be retained by the U.S. Borrower and/or used by it and its Subsidiaries as otherwise permitted by this Agreement); and (iii) all such Net Cash Proceeds in excess of $400,000,000 shall be applied 50% as provided in preceding clause (i) and 50% as provided in preceding clause (ii). Mandatory repayments of Term Loans required pursuant to this Section 4.02(d) as a result of any incurrence of Indebtedness prior to January 1, 2009 shall be subject to the payment of the fee described in Section 3.01(e).”.

12. Section 7.05(b) of the Credit Agreement is hereby amended by inserting the text “U.S. Borrower Term Loans incurred on the Sixth Amendment Subsequent Effective Date,” immediately preceding the text “Multicurrency Facility Revolving Loans” appearing in said Section.

13. Section 7.10(c) of the Credit Agreement is hereby amended by deleting said Section in its entirety and inserting the following new Section 7.10(c) in lieu thereof:

“(c) Since March 31, 2005, nothing has occurred (other than any events or conditions disclosed in writing by Exide and/or any of its Subsidiaries to the Lenders (including by posting on Intralinks, even if posted for private lenders) on or prior to January 25, 2006) that has had, or could reasonably be expected to have, a Material Adverse Effect.”.

14. Section 8.01(e) of the Credit Agreement is hereby amended by deleting the text “and 9.08 through and including 9.12” appearing in said Section and inserting the text “, 9.10 and 9.12” in lieu thereof.

15. Section 8.02 of the Credit Agreement is hereby amended by (i) deleting the text “, if any Default or any Event of Default then exists,” appearing in the second sentence of said Section and (ii) inserting the text “provided that (x) neither Borrower, nor any of its Subsidiaries, shall be required to, nor will they, make available any materials or information which is (or are) classified or required to be treated as confidential by the U.S. government or any agency thereof during any such visitation, inspection, examination, discussion or advice if the same would not be permitted under applicable law (including, without limitation, the Department of Defense Industrial Security Regulation and Industrial Security Manual for Safeguarding Classified Information (Department of Defense Regulation 5220.22-M))(although, to the extent reasonably requested by the Administrative Agent or any such Lender, such Borrower will use its commercially reasonable efforts to obtain any approvals or clearances so that such matters may be disclosed) and (y) so long as no Default or Event of Default has occurred and is continuing, no Lender may exercise its rights under this Section 8.02 more than once per calendar year” immediately preceding the period at the end of the second sentence of said Section.

16. Section 8.15(a) of the Credit Agreement is hereby amended by deleting clauses (iii) and (iv) of said Section in their entirety and inserting the following new clauses (iii) and (iv) in lieu thereof:

“(iii) calculations are made by the U.S. Borrower of compliance with (x) the covenant contained in Section 9.10 and (y) a Leverage Ratio of not greater than 5.00:1.0, in each case for the respective Calculation Period on a Pro Forma Basis as if the respective Permitted Acquisition (as well as all other Permitted Acquisitions and Significant Asset Sales theretofore consummated after the first day of such Calculation Period) had occurred on the first day of such Calculation Period, and such calculations shall show that such financial covenants would have been complied with if the Permitted Acquisition had occurred on the first day of such Calculation Period; (iv) based on good faith projections prepared by the U.S. Borrower for the period from the date of the consummation of the respective Permitted Acquisition to the date which is one year thereafter, the level of financial performance measured by each of (x) the financial covenant set forth in Section 9.10 and (y) the Leverage Ratio, shall be (x) greater than or equal to such level as would be required to comply with the financial covenant set forth in Section 9.10 and (y) not greater than 5.00:1.0, respectively, in each case through the date which is one year from the date of the consummation of the respective Permitted Acquisition;”.

17. Section 9.02 of the Credit Agreement is hereby further amended by inserting the following new clause (xix) immediately following clause (xviii) of said Section:

“(xix) the U.S. Borrower and its Subsidiaries may consummate the sales of non-core assets described on Schedule XX hereto, so long as (w) no Default or Event of Default then exists or would result therefrom, (x) each such sale is in an arm’s-length transaction and the U.S. Borrower or the respective Subsidiary receives at least Fair Market Value, (y) except for customary post-closing adjustments (to be paid in cash within 180 days following the closing of the respective sale or disposition), at least 75% of the total consideration received by the U.S. Borrower or such Subsidiary is paid in cash at the time of the closing of such sale or disposition and (z) the aggregate amount of the proceeds (taking the amount of cash and Cash Equivalents, and the Fair Market Value, as determined in good faith by the U.S. Borrower, of all other consideration) received from all assets sold pursuant to this clause (xix) shall not exceed $30,000,000.”.

18. Section 9.08 of the Credit Agreement is hereby amended by deleting said Section in its entirety and inserting the following new Section 9.08 in lieu thereof:

“9.08 [RESERVED].”.

19. Section 9.09 of the Credit Agreement are each hereby amended by deleting said Section in its entirety and inserting the following new Section 9.09 in lieu thereof:

“9.09 [RESERVED].”.

20. Section 9.10 of the Credit Agreement is hereby amended by deleting the table appearing in said Section in its entirety and inserting the following new table in lieu thereof:

“Fiscal Quarter Ending	Amount
Fiscal Quarter ending closest to March 31, 2006	$123,000,000

Fiscal Quarter ending closest to June 30, 2006	$123,000,000

Fiscal Quarter ending closest to September 30, 2006	$123,000,000

Fiscal Quarter ending closest to December 31, 2006	$123,000,000

Fiscal Quarter ending closest to March 31, 2007	$123,000,000

Fiscal Quarter ending closest to June 30, 2007	$123,000,000

Fiscal Quarter ending closest to September 30, 2007 and each Fiscal Quarter ended thereafter	$150,000,000”.

21. Section 9.11 of the Credit Agreement is hereby amended by deleting said Section in its entirety and inserting the following new Section 9.11 in lieu thereof:

“9.11 [RESERVED].”.

22. Section 9.12 of the Credit Agreement is hereby amended by deleting the table appearing in said Section in its entirety and inserting the following new table in lieu thereof:

“Fiscal Year	Amount
Fiscal Year 2005	$77,500,000

Fiscal Year 2006	$100,000,000

Fiscal Year 2007	$100,000,000

Fiscal Year 2008	$100,000,000

Fiscal Year 2009	$100,000,000

Fiscal Year 2010	$100,000,000

Fiscal Year 2011	$100,000,000”.

23. Section 10 of the Credit Agreement is hereby amended by (i) inserting the text “SECTION 10A. Events of Default; Remedies.” immediately preceding the text “Upon the occurrence of” appearing in said Section, (ii) inserting the sentence “Any declaration pursuant to preceding clause (i) and/or (ii) prior to January 1, 2009 shall also require the payment of the fee described in Section 3.01(e).” at the end of the paragraph appearing at the end of said Section and (iii) inserting the following new Section 10B immediately following the paragraph appearing at the end of said Section:

“10B U.S. Borrower’s Right to Cure. (a) Notwithstanding anything to the contrary contained in Section 10.03(a), but subject to following clause (b), in the event that the U.S. Borrower shall fail to comply with the requirements of Section 9.10, until the earlier of (x) the expiration of the 30th day subsequent to the end of the applicable Test Period and (y) the Administrative Agent, upon the request of the Required Lenders, taking any action pursuant to the paragraph appearing at the end of Section 10, the U.S. Borrower shall have the right to issue shares of U.S. Borrower Common Stock and/or Qualified Preferred Stock for cash or otherwise receive common equity cash contributions to its capital (collectively, the “Cure Right”) and upon the receipt by the U.S. Borrower of such cash (the “Cure Amount”) pursuant to the exercise of such Cure Right (I) Consolidated EBITDA for the most recently ended Fiscal Quarter shall be increased (and such increase shall be applicable for each subsequent Test Period which includes such Fiscal Quarter), solely for the purpose of Section 9.10 and not for any other purpose (including not for the purpose of any pro forma calculations made or required to be made pursuant to Section 8.15, even if testing pro forma compliance with Section 9.10) under this Agreement, by an amount equal to the Cure Amount and (II) if, after giving effect to such increase in Consolidated EBITDA for such Fiscal Quarter, the U.S. Borrower shall then be in compliance with the requirements of Section 9.10, the U.S. Borrower shall be deemed to have satisfied the requirements of Section 9.10 as of the relevant date of determination with the same effect as though there had been no failure to comply therewith at such date, and the applicable breach or default of Section 9.10 which had occurred shall be deemed cured for all purposes of the Agreement; provided that (x) this Section 10B shall not limit the rights or remedies of the Administrative Agent, the Lenders of any of the other Secured Creditors pursuant to this Agreement or any other Credit Document as a result of any Default or Event of Default that may exist as a result of any such failure to comply with the requirements of Section 9.10 prior to any exercise of the Cure Right and (y) the U.S. Borrower shall be required to apply each Cure Amount as a mandatory repayment and/or commitment reduction in accordance with the requirements of Section 4.02(d).

(b) Notwithstanding anything herein to the contrary, (w) in no event shall the U.S. Borrower be entitled to exercise the Cure Right in more than two consecutive Fiscal Quarters, (x) in any eight Fiscal Quarter period, there must be a period of at least four consecutive Fiscal Quarters during which the U.S. Borrower has not exercised the Cure Right, (y) no Cure Amount shall exceed the amount required to cure the applicable failure to comply with Section 9.10 and (z) the aggregate Cure Amounts for all exercises of the Cure Right shall not exceed $5,000,000.

24. Section 11 of the Credit Agreement is hereby amended by deleting the definitions of “Adjusted Secured Debt Leverage Ratio”, “Adjusted Consolidated Total Current Assets”, “Consolidated Bank Debt, “Consolidated Interest Coverage Ratio”, “Consolidated Interest Expense” and “Consolidated Total Current Assets” appearing in said Section in their entirety.

25. The definition of “Consolidated EBITDA” appearing in Section 11 of the Credit Agreement is hereby amended by (i) deleting the word “and” appearing immediately preceding the text “(viii) for any Test Period” appearing in said Section and inserting a comma in lieu thereof and (ii) inserting the text “, (ix) the amount of payments made by the U.S. Borrower and/or any of its Subsidiaries during such period pursuant to the U.S. Borrower’s and its Subsidiaries’ existing federal plea agreement with the U.S. Attorney for the Southern District of Illinois, further adjudication thereof, the pending motion for a rule to show cause related thereto, or any negotiated settlement or other resolution of the foregoing or other related proceedings, in an aggregate amount not to exceed $27,500,000 for all add-backs pursuant to this clause (ix), (x) for any period which includes any portion of the calendar year ending December 31, 2006, the amount of any fees and/or expenses paid by the U.S. Borrower and/or any of its Subsidiaries to the principal consultant for the U.S. Borrower’s Take Charge! efficiency and cost-reduction initiative expensed during the calendar year ending December 31, 2006, in an aggregate amount not to exceed $10,000,000 for all add-backs pursuant to this clause (x) and (xi) for any period which includes any portion of the calendar year ending December 31, 2007, the amount of any fees and/or expenses paid by the U.S. Borrower and/or any of its Subsidiaries to the principal consultant for the U.S. Borrower’s Take Charge! efficiency and cost-reduction initiative in connection with phase II thereof, expensed during the calendar year ending December 31, 2007, in an aggregate amount not to exceed $10,000,000 for all add-backs pursuant to this clause (xi)” shall be inserted immediately preceding the period at the end of the first sentence of said definition.

26. The definition of “U.S. Borrower Term Loan Commitment” appearing in Section 11 of the Credit Agreement is hereby amended by deleting said definition in its entirety and inserting the following new definition in lieu thereof:

“U.S. Borrower Term Loan Commitment” shall mean, with respect to each Lender, (x) in the case of U.S. Borrower Term Loans to be incurred on the Initial Borrowing Date, the amount set forth opposite such Lender’s name in Schedule I (as in effect on the Initial Borrowing Date) directly below the column entitled “U.S. Borrower Term Loan Commitment”, as the same may be terminated pursuant to Sections 3.03 and/or 10, and (y) in the case of U.S. Borrower Term Loans to be incurred on the Sixth Amendment Subsequent Effective Date, the amount set forth opposite such Lender’s name in Schedule I to the Sixth Amendment (as in effect on the Sixth Amendment Subsequent Effective Date) directly below the column entitled “Incremental U.S. Borrower Term Loan Commitment” , as the same may be terminated pursuant to Section 3.03 and/or 10.

27. Section 11 of the Credit Agreement is hereby further amended by inserting the following new definitions in appropriate alphabetically order”

“Cure Amount” shall have the meaning provided in Section 10.14.

“Cure Right” shall have the meaning provided in Section 10.14.

“Sixth Amendment” shall mean the Sixth Amendment to Credit Agreement, dated as of January 25, 2006.

“Sixth Amendment Effective Date” shall have the meaning provided in the Sixth Amendment.

“Sixth Amendment Subsequent Effective Date” shall have the meaning provided in the Sixth Amendment.

28. Section 13.07 of the Credit Agreement is hereby amended by deleting the text “Sections 9.08, 9.09 and 9.10” appearing in said Section and inserting the text “Section 9.10” in lieu thereof.

29. Section 13.17 of the Credit Agreement is hereby amended by inserting the text “The Register shall be available for inspection by the Borrowers, any Issuing Lender and any Lender, at any reasonable time and from time to time upon reasonable prior notice.” immediately preceding the last sentence appearing in said Section.

30. Section 13 of the Credit Agreement is hereby further amended by inserting the following new Section 13.27 at the end of said Section:

“13.27 Classified Information. Notwithstanding anything to the contrary contained in this Agreement or any other Credit Document, no Lien or security interest over any materials or information which is (or are) classified or required to be treated as confidential by the U.S. government or any agency thereof may be enforced in a manner than would not be permitted under applicable law (including, without limitation, the Department of Defense Industrial Security Regulation and Industrial Security Manual for Safeguarding Classified Information (Department of Defense Regulation 5220.22-M)).”.

31. Schedule I attached hereto is incorporated by reference herein.

32. The Credit Agreement is hereby further amended by adding Schedule XX thereto in the form of Schedule XX attached hereto.

33. The U.S. Borrower shall, and shall cause each of its Subsidiaries organized under the laws of Australia and/or New Zealand, to take all actions required pursuant to Section 8.11 of the Credit Agreement and the definition of “Qualified Jurisdiction” contained in Section 11 of the Credit Agreement for Australia and New Zealand to be added as Qualified Jurisdictions under the Credit Agreement within 90 days following the Sixth Amendment Effective Date (or such later date as shall be determined by the Administrative Agent in its sole discretion). Any failure to comply with the provisions of the immediately preceding sentence shall be deemed to be an Event of Default for all purposes of the Credit Agreement.

34. Notwithstanding anything to the contrary contained in the Credit Agreement (including, without limitation, Sections 4.02(c) and 9.02(v) thereof) or any of the other Credit Documents, the parties hereto acknowledge and agree that CMP Batteries Ltd. shall be permitted to sell that portion (and only that portion) of the Equity Interests that it owns in Tudor India Limited as may be required to comply with applicable Indian law (the “Tudor India Sale”), provided that the Net Sale Proceeds from the Tudor India Sale shall be applied as a mandatory repayment and/or commitment reduction as and to the extent provided in Section 4.02(c) of the Credit Agreement.

35. Notwithstanding anything to the contrary contained in the Credit Agreement (including, without limitation, Section 4.02(c) thereof) or any of the other Credit Documents, the parties hereto acknowledge and agree that no mandatory repayment and/or commitment reduction shall be required to be made under Section 4.02(c) of the Credit Agreement with the Net Sale Proceeds of the Asset Sales described in Schedule II hereto (in an aggregate amount not to exceed $8,900,000) until the Business Day immediately succeeding the Sixth Amendment Subsequent Effective Date (if same occurs), provided that if the Sixth Amendment Subsequent Effective Date has not occurred prior to February 14, 2006, such Net Sale Proceeds shall be applied on such date as a mandatory repayment and/or commitment reduction as and to the extent provided in Section 4.02(c) of the Credit Agreement (without giving effect to the this Section 35). Notwithstanding anything to the contrary contained above in this Section 35, in no event shall the U.S. Borrower or any of its Subsidiaries use any proceeds from any Asset Sale to make any voluntary or mandatory repayment or prepayment of New Senior Notes and, before any such obligation to use such proceeds to make such repayment shall arise, the U.S. Borrower or the respective Subsidiary shall reinvest the respective amounts as permitted above or apply such proceeds as a mandatory prepayment in accordance with requirements of Sections 4.02(h) and (i) of the Credit Agreement.

II. Miscellaneous Provisions.

1. In order to induce the Lenders to enter into this Sixth Amendment, each of the Borrowers hereby represents and warrants that (i) no Default or Event of Default exists as of the Sixth Amendment Effective Date both immediately before and immediately after giving effect to this Sixth Amendment on such date and (ii) all of the representations and warranties contained in the Credit Agreement and in the other Credit Documents are true and correct in all material respects on the Sixth Amendment Effective Date immediately before and immediately after giving effect to this Sixth Amendment on such date, with the same effect as though such representations and warranties had been made on and as of the Sixth Amendment Effective Date (it being understood that any representation or warranty made as of a specific date shall be true and correct in all material respects as of such specific date).

2. This Sixth Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

3. This Sixth Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the U.S. Borrower and the Administrative Agent.

4. THIS SIXTH AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

5. Part I, Section 35 of this Sixth Amendment shall become effective on the date (the “Sixth Amendment Effective Date”) when each of the following conditions shall have been satisfied:

(i) each of the Borrowers, each other Credit Party and Lenders constituting the Required Lenders shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile or other electronic transmission) the same to White & Case LLP, 1155 Avenue of the Americas, New York, NY 10036 Attention: Lisa Alexander (facsimile number: 212-354-8113 / e-mail address: lalexander@whitecase.com);

(ii) the Administrative Agent shall have received from each Credit Party certified copies of resolutions of the Board of Directors or statement of unanimous written consent in lieu thereof of such Credit Party with respect to the matters set forth in this Sixth Amendment and such resolutions shall be reasonably satisfactory to the Administrative Agent; and

(iii) the Borrowers shall have paid to the Administrative Agent and the Lenders all fees, costs and expenses payable to the Administrative Agent and the Lenders to the extent then due pursuant to the Credit Agreement.

6. Part I, Sections 1-34, inclusive, of this Sixth Amendment shall become effective on the date (the “Sixth Amendment Subsequent Effective Date”) when each of the following conditions shall have been satisfied (provided that, if the Sixth Amendment Subsequent Effective Date shall not have occurred by February 13, 2006, (x) the Sixth Amendment Subsequent Effective Date shall not occur thereafter, (y) Part I, Sections 1-34, inclusive, of this Sixth Amendment shall not become effective and (z) any U.S. Borrower Term Loan Commitments contemplated to be provided pursuant to this Sixth Amendment shall expire on such date):

(i) the Sixth Amendment Effective Date shall have occurred;

(ii) each Lender which is providing a U.S. Borrower Term Loan Commitment pursuant to this Sixth Amendment and Lenders constituting the Supermajority Lenders under each of the U.S. Borrower Term Loan, European Borrower Dollar Term Loan and European Euro Term Loan Tranches shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile or other electronic transmission) the same to White & Case LLP, 1155 Avenue of the Americas, New York, NY 10036 Attention: Lisa Alexander (facsimile number: 212-354-8113 / e-mail address: lalexander@whitecase.com);

(iii) the Administrative Agent shall have received all information and copies of all certificates, documents and papers, including good standing certificates, bring-down certificates and any other records of Company proceedings and governmental approvals, if any, which the Administrative Agent reasonably may have requested in connection with this Sixth Amendment and the transactions contemplated herein, such documents and papers, where appropriate, to be certified by proper Company or governmental authorities;

(iv) the Administrative Agent shall have received from the U.S. Borrower an officer’s certificate executed by an Authorized Officer of the U.S. Borrower certifying (x) which provisions of each New Senior Notes Indenture that the incurrence of U.S. Borrower Term Loans to be incurred on the Sixth Amendment Subsequent Effective Date will be justified under and demonstrating in reasonable detail that the full amount of such U.S. Borrower Term Loans may be incurred in accordance with, and will not violate the provisions of, any New Senior Notes Document and (y) that (i) no Default or Event of Default exists as of the Sixth Amendment Subsequent Effective Date both immediately before and immediately after giving effect thereto and to the incurrence of U.S. Borrower Term Loans on such date and (ii) all of the representations and warranties contained in the Credit Agreement and in the other Credit Documents are true and correct in all material respects on the Sixth Amendment Subsequent Effective Date immediately before and immediately after giving effect thereto and to the incurrence of U.S. Borrower Term Loans on such date, with the same effect as though such representations and warranties had been made on and as of the Sixth Amendment Subsequent Effective Date (it being understood that any representation or warranty made as of a specific date shall be true and correct in all material respects as of such specific date);

(v) the Administrative Agent shall have received a solvency certificate from the acting chief financial officer of the U.S. Borrower in the form of Exhibit J to the Credit Agreement, except that such certificate shall be dated the Sixth Amendment Subsequent Effective Date and shall be modified (to the satisfaction of the Administrative Agent) to provide that such certificate is being provided after giving effect to the incurrence of the U.S. Borrower Term Loans incurred on the Sixth Amendment Subsequent Effective Date;

(vi) the Administrative Agent shall have received from counsel to the Credit Parties reasonably satisfactory to the Administrative Agent an opinion or opinions addressed to each Agent and each of the Lenders and dated the Sixth Amendment Subsequent Effective Date in form and substance satisfactory to the Administrative Agent and covering such matters incident to this Sixth Amendment and the transactions contemplated herein as the Administrative Agent may reasonably request; and

(vii) the Administrative Agent shall have received from the U.S. Borrower fully executed counterparts of such amendments, modifications, acknowledgements, confirmations and/or supplements to the respective Security Documents and commitments to provide such endorsements to existing title policies (or new title policies) with respect to U.S. Mortgaged Properties, in each case as are reasonably requested by the Administrative Agent to ensure that all Obligations (including, without limitation the additional U.S. Borrower Term Loans to be incurred on the Sixth Amendment Effective Date) are secured by, and entitled to the benefits of, the relevant Security Documents.

7. By executing and delivering a copy hereof, each Credit Party hereby agrees that all Obligations of the Credit Parties (including, without limitation the additional U.S. Borrower Term Loans to be incurred on the Sixth Amendment Subsequent Effective Date) shall be fully guaranteed pursuant to the relevant Guaranties and shall be fully secured pursuant to the Security Documents, in each case in accordance with the respective terms and provisions thereof and that this Sixth Amendment does not in any manner constitute a novation of any Obligations under any of the Credit Documents.

8. The U.S. Borrower hereby covenants and agrees that, so long as the Sixth Amendment Subsequent Effective Date occurs, it shall pay to each Lender which executes and delivers to the Administrative Agent (or its designee) a counterpart hereof by 5:00 P.M. (New York City time) on January 30, 2006, a non-refundable cash fee (the “Amendment Fee”) in an amount equal to 50.0 basis points (0.50%) on an amount equal to the sum of (i) the aggregate principal amount of all Term Loans of such Lender outstanding on the Sixth Subsequent Amendment Effective Date (immediately before giving effect thereto and to the incurrence of U.S. Borrower Term Loans on such date) plus (ii) the Revolving Loan Commitment of such Lender as in effect on the Sixth Amendment Subsequent Effective Date. The Amendment Fee shall not be subject to counterclaim or set-off, or be otherwise affected by, any claim or dispute relating to any other matter. The Amendment Fee shall be paid by the U.S. Borrower to the Administrative Agent for distribution to the relevant Lenders on the Business Day immediately following the Sixth Amendment Subsequent Effective Date.

9. From and after each of the Sixth Amendment Effective Date and the Sixth Amendment Subsequent Effective Date (if same occurs), all references in the Credit Agreement and each of the other Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement, as modified hereby on each such date.

* * *

IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Sixth Amendment as of the date first above written.

EXIDE TECHNOLOGIES, as a Borrower

By:

Name:
Title:

EXIDE GLOBAL HOLDING

NETHERLANDS C.V.,
as a Borrower

By:	Exide Technologies its general partner

By:

Name:
Title:

DEUTSCHE BANK AG NEW YORK BRANCH,

Individually and as Administrative Agent

By:

Name:
Title:

By:

Name:
Title:

Each of the undersigned, each being a Subsidiary Guarantor under, and as defined in, the Credit Agreement referenced in the foregoing Sixth Amendment, hereby consents to the entering into of the Sixth Amendment and agrees to the provisions thereof.

DIXIE METALS COMPANY By:

Name:
Title:

EXIDE DELAWARE LLC By: Exide Technologies, its sole manager By:

Name:
Title:

EXIDE ILLINOIS, INC. By:

Name:
Title:

GNB BATTERY TECHNOLOGIES JAPAN, INC. By:

Name:
Title:

REFINED METALS CORPORATION By:

Name:
Title:

RBD LIQUIDATION, LLC By:

Name:
Title:

EH INTERNATIONAL, LLC By: Exide Technologies, its sole member By:

Name:
Title:

INGALLS POWER PRODUCTS By:

Name:
Title:

EXIDE BELIGIUM SPRL By:

Name:
Title:

NATIONAL BATTERY DISTRIBUTION LIMITED (formerly Gemala Ireland (Holdings) Limited) By:

Name:
Title:

EXIDE CANADA CORPORATION By:

Name:
Title:

EXIDE DENMARK AS By:

Name:
Title:

CMP BATTERIES LTD. By:

Name:
Title:

DETA UK LIMITED By:

Name:
Title:

EURO EXIDE CORPORATION LIMITED By:

Name:
Title:

EXIDE TECHNOLOGIES (TRANSPORTATION) LIMITED (formerly Exide (Dagenham) Limited) By:

Name:
Title:

EXIDE (HOLDINGS) LIMITED By:

Name:
Title:

MBD NATIONAL LIMITED By:

Name:
Title:

CEAC, COMPAGNIE EUROPEENE D’ACCUMLATEURS, SAS By:

Name:
Title:

EXIDE HOLDING EUROPE SAS By:

Name:
Title:

DEUTSCHE EXIDE GMBH By:

Name:
Title:

EXIDE ITALIA S.R.L. By:

Name:
Title:

INDUSTRIA COMPOSIZIONI STAMPATE, SPA By:

Name:
Title:

EXIDE HOLDING NETHERLANDS B.V. By:

Name:
Title:

EXIDE TECHNOLOGIES HOLDING, B.V. By:

Name:
Title:

EXIDE TECHNOLOGIES NEDERLAND, B.V. By:

Name:
Title:

CENTRA S.A. By:

Name:
Title:

SONULAR – SOCIEDADE NACIONAL DE METALURGIA, LDA. By:

Name:
Title:

SOCIEDADE PORTUGUESA DO ACUMULADOR TUDOR, S.A. By:

Name:
Title:
By:

Name:
Title:

RU, RENOVACAO URBANA, LDA. By:

Name:
Title:

CHLORIDE MOTIVE POWER IBERICA, S.L. By:

Name:
Title:

EXIDE TRANSPORTATION HOLDING EUROPE, S.L. By:

Name:
Title:

OXIVOLT, S.L. By:

Name:
Title:

SOCIEDAD ESPANOLA DEL ACUMULADOR TUDOR, S.A. By:

Name:
Title:

TUDOR ELECTRONICA, S.L. By:

Name:
Title:

TUDOR AB By:

Name:
Title:

COÖPERATIE EXIDE EUROPE U.A. By:

Name:
Title:

SIGNATURE PAGE TO THE SIXTH AMENDMENT AND CONSENT TO CREDIT AGREEMENT, DATED AS OF JANUARY 25, 2006, AMONG EXIDE TECHNOLOGIES, EXIDE GLOBAL HOLDING NETHERLANDS C.V., VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

Name of Institution:

By:
Name:
Title:

LIST OF LENDERS AND COMMITMENTS

Incremental U.S. Borrower
Term Loan
Lender	Commitment
Deutsche Bank AG New York Branch	$23,125,152.815
Black Diamond Commercial Finance, L.L.C.	$23,125,152.815
TOTAL	$46,250,305.63

ASSET SALES

ASSET

Allentown, PA (land)

Nol, Sweden (land and building)

Memphis, TN (land and building)

Cubas, Spain (industrial)

Cubas, Spain (residential)

ELIGIBLE NON-CORE ASSET SALES

ASSET

Azuqueca 1, Spain (land)

Atlanta, GA (land and building)

Azuqueca 2, Spain (land)

Overhulton, UK (land)

Kankakee, IL (land and building)

Flumane, Italy (land and building)

Florival, Belgium (land and building)

Canonica d’adda, Italy (land and building)

Stavanger, Norway (building)

Cubas, Spain (smelter land)

Casalnuovo, Italy (land and building)

Nanterre, France (land and building)

Vicksburg, MS (land and building)

Frankfort, IN (land and building)

Poznan, Poland (land and building)